Exhibit 99.1

Broadpoint.Gleacher A Next generation investment bank september 2009 A NEXT GENERATION INVESTMENT BANK SEPTEMBER 2009

Forward-Looking Statements This presentation contains "forward-looking statements." These statements are not historical facts but instead represent the Company's belief regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company's control. The Company's forward-looking statements are subject to various risks and uncertainties, including the conditions of the securities markets, generally, and acceptance of the Company's services within those markets and other risks and factors identified from time to time in the Company's filings with the Securities and Exchange Commission. It is possible that the Company's actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in its forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements. The Company does not undertake the updating of any of its forward-looking statements. 2

Investment Highlights Growing, independent, full-service investment bank Focusing on serving corporations and investors Offering value-added, world class advice and execution without conflicts Broadening product offering and expanding the client base Taking advantage of the dislocation of the current markets Hiring the best and leading with intellectual capital, not balance sheet Penetrating relationships that have been disrupted Enhancing business through Gleacher merger Access to deep corporate relationships Provide best in class advice Leverage relationships into advisory and capital markets opportunities Led by Wall Street veterans 3

Broadpoint.Gleacher Culture Entrepreneurial founders with profit-driven history Disciplined business model Variable cost compensation Outsourced support costs Stand-alone business units Agency-driven, customer focused, free of conflicts Conservative balance sheet Low leverage Low risk and highly liquid Employee equity ownership 4

Business Unit Overview Business Unit Products Personnel Broadpoint.DESCAP Mortgages, Agencies, Treasuries, ABS, CLO, CDO 64 Total 38 Sales 14 Trading 4 Quantitative Analysts Debt Capital Markets High Yield, Investment Grade, Bank Debt, Convertibles, Preferred 91 Total 51 Sales 9 Trading 13 Desk Analysts Equities Technology-focused research, sales and trading 55 Total 18 Sales Trading 19 Research Investment Banking M&A, restructuring, liability management, capital markets 65 Total 30 Restructuring 20 M&A 7 Capital Markets 5 Strategically positioned to provide differentiated advice for corporations and institutional investors, free of conflicts

What We've Accomplished to Date: Key Milestones

Q4 2007	1H 2008	2H 2008	2009
$50 MM MatlinPatterson Equity Investment	Hired DCM Group from BNY Capital Markets	$25 MM Preferred Stock from MAST Capital	Record Quarterly Net Revenues and Pre-Tax Profits in 1st Quarter
Renamed Firm Broadpoint Securities Group	Hired Investment Grade Sales and Trading Group	Acquired American Technology Research (Equities)	Acquired Gleacher Partners, Renamed firm Broadpoint.Gleacher
Increased Capital to Broadpoint DESCAP	Formed Restructuring Group	Achieved Profitability in 4th Quarter, Net Revenues up 378%	Record Quarterly Net Revenues and Pre-Tax Profits in 2nd Quarter
Initiated Restructuring & Outsourcing	$20 MM Equity from MAST Capital, Employees and MatlinPatterson		$169 MM Public Equity Offering ($93 MM in net proceeds to BPSG)

Broadpoint.Gleacher

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Eric Gleacher founded the M&A business at Lehman Brothers and was Global Head of M&A at Morgan Stanley, founded Gleacher Partners 20+ year history of providing superior, independent advice to major corporations Advisor to more than 100 clients representing over $250 billion of transaction value Gleacher Partners: A Premium Advisory Brand $2,900,000,000 Acquisition of International Home Foods $1,200,000,000 Sale to Pilgrim's Pride $1,100,000,000 Acquisition in South America $625,000,000 Divestiture of equity interest in US Airways $40,000,000,000 Merger with Halifax, creating HBOS $22,000,000,000 Sale to SBC Communications $3,500,000,000 Merger with Alliance Capital Management $14,000,000,000 Merger with Starwood $8,000,000,000 Merger with Healtheon $10,000,000,000 Acquisition of American Cyanamid $2,300,000,000 Acquisition of Jet Aviation Management $1,100,000,000 Sale to Credit Suisse 7 Combined firm uniquely positioned with full-product suite across M&A, restructuring and capital markets Banco Garantia

What We've Accomplished to Date: Staffing 9/30/07 9/30/07 8/31/09 8/31/09 Count % Adds Terms Count % Client Facing 86 51% 219 76 229 72% Support 81 49% 107 100 88 28% Total 167 100% 326 176 317 100% 8 Note: Client facing headcount chart excludes six professionals from FATV. Client Facing Headcount Institutional Sales 107 Investment Banking 50 Trading 32 Research / Desk Analysts 36

What We've Accomplished to Date: Productivity Broadpoint.Gleacher employee productivity calculated as annualized quarterly revenue divided by average headcount for the period. Other company employee productivity numbers calculated by Broadpoint.Gleacher using annualized quarterly revenue divided by average headcount for the period or most recently available headcount, from publicly available information. 9 Q2 '09 Annualized Net Revenue / Employee ($000's) Q1 '09 Annualized Net Revenue / Employee ($000's) $322 $324 $ 355 $417 $419 $545 $547 $577 $698 $1,035 $ 1 , 124 $343 $404 $478 $521 $673 $748 $791 $ 795 $993 $1,180 $1,359 $0 $250 $500 $750 $ 1 , 000 $1,250 $1,500 Thomas Weisel Partners Piper Jaffray FBR Capital Markets Cowen Lazard JMP Group Keefe, Bruyette & Woods Evercore Jefferies Greenhill FBR Capital Markets Thomas Weisel Partners Cowen Piper Jaffray Lazard Evercore JMP Keefe, Bruyette & Woods Jefferies Greenhill $ in thousands

What We've Accomplished to Date: Financial Results

Net Revenues ($MM)


$ Millions
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$17.3
$34.1
$32.3
$50.6
$70.6
$92.7
Q1 '08
Q2 '08
Q3 '08
Q4 '08
Q1 '09
Q2 '09

Pre Tax ($MM) (1)


$ Millions
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
($5.0)
($10.0)
($15.0)
($8.5)
($0.3)
($7.9)
$1.8
$9.3
$19.0
Q1 '08
Q2 '08
Q3 '08
Q4 '08
Q1 '09
Q2 '09

Annualized Net Revenue / Employee ($MM)


$ Millions
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$0.303
$0.646
$0.670
$0.839
$1.124
$1.359
Q1 '08
Q2 '08
Q3 '08
Q4 '08
Q1 '09
Q2 '09

Non Comp / Revenues (%) (1)


60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
49.1%
24.1%
30.1%
17.0%
12.5%
11.0%
Q1 '08
Q2 '08
Q3 '08
Q4 '08
Q1 '09
Q2 '09

Broadpoint.Gleacher

1) Includes restructuring expenses in Q1 '08, Q2 '08 and Q3 '08 of $1.2 MM, $0.9 MM and $2.2 MM, respectively.

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Management Team



Eric Gleacher, Chairman
- Founded Gleacher Partners
- Led M&A department at Lehman
- Global Head of M&A at Morgan Stanley



Lee Fensterstock, CEO
- Founder, Chairman, Co-CEO Bonds Direct (sold to Jefferies)
- PaineWebber
- Gruntal & Co.



Peter McNierney, President & COO
- Former President, CEO of Broadpoint
- Robertson Stephens
- Smith Barney
- Dewey Ballantine



Robert Turner, CFO
- Knight Capital Group
- PaineWebber
- Citibank



Rob Fine, Head of Broadpoint.DESCAP
- Co-founder Broadpoint.DESCAP
- Smith Barney
- Kidder, Peabody & Co.



Joseph Mannello, Head of Debt Capital Markets
- BNY Capital Markets
- Founder, Mendham Capital



Bob Meier, Head of Broadpoint.Amtech
- Co-Head of Equities and Head of Institutional Sales at Cowen & Co.
- Soundview Technology Group







Jeff Tepper Ken Ryan Tim O'Connor

Co-Heads of Investment Banking
- Gleacher Partners, Goldman Sachs, Jefferies & Co.

Broadpoint.Gleacher

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Business Objectives Target Revenue Target Pre-Tax Profit Target Market Capitalization $750 million $175 million $2 billion Target Production / Person $1 million Note: The foregoing “Business Objectives” are goals and objectives that the Company hopes to achieve in the future. We cannot assure you that we will ever achieve these goals and objectives or that we will achieve them within a particular time period. Such goals and objectives are not the Company's projections. 12

Large Available Market $150 billion annually with dislocation and deleveraging resulting in significant share opportunity Sources: Investment Banking fees per Dealogic. Secondary commissions equal to 2008 reported average daily trading volumes per SIFMA with average/assumed commission rates per Management applied. 13 ~$50 billion annually in Investment Banking Fees* $100+ billion annually in Secondary Commissions *Excludes fees for restructuring services driven by accelerating default rates and maturities

Favorable Competitive Landscape Credit crisis disrupted traditional bulge bracket relationships, reduced the balance sheet as a competitive advantage and left talented people and ideas as the key differentiator Few boutiques offer both advisory and public equity and debt capital raising 14 Firm M&A Advisory Restructuring & Recapitalization Public Capital Raising a a a Jefferies a a a Greenhill a a x Lazard a a x Evercore Partners a a x Moelis a a x Piper Jaffray a x a FBR Capital Markets a x a Thomas Weisel Partners a x a (Equity Only) Cowen a x a(Equity Only) JMP Group a x a(Equity Only)

Where Do We Go From Here: Growth Opportunities Build investment banking, leverage Gleacher relationships Restructuring Liability management Capital markets / financing Grow fixed income through increased share and new product areas Continue to grow sales force Leverage distribution and relationships Emerging markets, convertibles Expand equity business New verticals Execution opportunities Continue to pursue complementary, high ROE opportunities 15

Investment Highlights Growing, independent, full-service investment bank Focusing on serving corporations and investors Offering value-added, world class advice and execution without conflicts Broadening product offering and expanding the client base Taking advantage of the dislocation of the current markets Hiring the best and leading with intellectual capital, not balance sheet Penetrating relationships that have been disrupted Enhancing business through Gleacher merger Access to deep corporate relationships Provide best in class advice Leverage relationships into advisory and capital markets opportunities Led by Wall Street veterans 16

Broadpoint.Gleacher